BANK INDEBTEDNESS	12 Months Ended
Dec. 31, 2011
BANK INDEBTEDNESS
BANK INDEBTEDNESS

9.                                      BANK INDEBTEDNESS

The Company’s unsecured senior revolving credit facility in the amount of $50.0 million (the “MID Credit Facility”) matured on December 22, 2011. At December 31, 2010, the Company had drawn $13.1 million (Cdn. $13.0 million) under the MID Credit Facility. The weighted average interest rate on the loans outstanding under the MID Credit Facility during 2011 was 4.85% (2010 — 5.83%).

At December 31, 2011, the Company had issued letters of credit totalling $0.1 million (2010 — $2.9 million).

On February 7, 2012, the Company entered into an unsecured senior revolving credit facility in the amount of Cdn. $50.0 million that is available by way of U.S. dollar, Canadian dollar or euro denominated loans or letters of credit (the “MID New Credit Facility”) and matures on February 7, 2014. However, the Company has the option to request an extension of the maturity date by one year to February 7, 2015. The MID New Credit Facility provides the Company with the ability to increase the amount of the commitment by an additional aggregate principal amount of up to Cdn. $25.0 million with the consent of the lenders participating.

Interest on drawn amounts will be calculated based on an applicable margin determined by the Company’s external credit rating. Based on MID’s current credit rating, the Company would be subject to interest at a rate per annum equal to the base rate (i.e. LIBOR, Canadian prime business rate or Canadian dollar bankers’ acceptances) depending on the currency the Company borrows in plus an applicable margin of up to 1.75%.